EATON VANCE ATLANTA CAPITAL FOCUSED GROWTH FUND

EATON VANCE ATLANTA CAPITAL SELECT EQUITY FUND

EATON VANCE ATLANTA CAPITAL SMID-CAP FUND
Supplement to Prospectus dated February 1, 2023

1.	The following replaces “Focused Growth Fund.” under “Management.” in “Management and Organization”:

Focused Growth Fund. Under its investment advisory agreement with Focused Growth Fund, BMR receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
Up to $500 million	0.650%
$500 million but less than $1 billion	0.625%
$1 billion but less than $2.5 billion	0.600%
$2.5 billion and over	0.575%

For the fiscal year ended September 30, 2022, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of the Fund, was 0.65%.

Eaton Vance and Atlanta Capital have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.05% for Class A shares, 1.80% for Class C shares and 0.80% for Class I shares. This expense reimbursement will continue through March 1, 2023. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. Amounts reimbursed may be recouped by Eaton Vance and Atlanta Capital during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year.

The Fund is managed by Joseph B. Hudepohl, Lance V. Garrison, Jeffrey A. Miller and Robert R. Walton, Jr. Messrs. Hudepohl, Walton, Miller and Garrison have served as portfolio managers of the Fund since June 2015. Messrs. Hudepohl, Garrison and Miller are each a Managing Director of Atlanta Capital. Mr. Walton is an Executive Director of Atlanta Capital. All have been employed by Atlanta Capital for more than five years.

March 29, 2023	42228 3.29.23